                                          PROVIDENT Financial Group, INC.
                                               Amended and Restated
                                      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                                   July 19, 2001

                                          PROVIDENT Financial Group, INC.
                                       SUPPLEMENT EXECUTIVE RETIREMENT PLAN

                                                     PREAMBLE

WHEREAS,  Provident  Financial  Group,  Inc.  ("Provident")  recognizes  the unique  qualifications  of certain key management  or highly  compensated  employees of Provident  and its  subsidiaries  and the valuable  services  they provide and desires to establish an unfunded plan to provide a supplemental  retirement  benefit, or in the case of the death of a Participant  prior to  retirement,  to provide a survivor  benefit to supplement  Provident's  group life insurance program.

WHEREAS,  Provident  has  determined  that the  implementation  of such a plan will  best  serve  its  interest  in retaining and motivating key employees.

WHEREAS,  the Board originally adopted the Provident Bancorp,  Inc.  Supplemental  Executive  Retirement Plan as of
November 18, 1993 and subsequently amended the Plan as of December 23, 1993.

WHEREAS, pursuant to Section 12.1, Provident desires to make certain modifications to the Plan as amended.

NOW,  THEREFORE,  Provident  hereby  amends  and  restates  the  Provident  Bancorp,  Inc.  Supplemental  Executive
Retirement Plan as hereinafter provided:

ARTICLE 1
                                                      GENERAL

1.1               Effective  Date.  The  provisions  of the amended and restated Plan shall be effective as of July
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19, 2001.  The rights,  if any, of any person whose status as an employee of any Employer has  terminated  shall be determined pursuant to the Plan as in effect on the date such employee  terminates,  unless a subsequently  adopted provision of the Plan is made specifically applicable to such person.

1.2               Purpose.  The Plan is intended  to be an unfunded  plan  primarily  for the purpose of  providing
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deferred compensation to a select group of management or highly compensated  employees,  as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

ARTICLE 2
                                               DEFINITIONS AND USAGE

2.1               Definitions.  Wherever used in the Plan,  the following  words and phrases shall have the meaning
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set forth below unless the context plainly requires a different meaning:

         "Accrued Benefit  Percentage" means the percentage  determined for each Participant in accordance with the
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         following table:

                  Years of Credited Service          Accrued Benefit Percentage
                  -------------------------          --------------------------

                           0 - 4 Years                                            0%
                               5 Years                                           15%
                               6 Years                                           18%
                               7 Years                                           21%
                               8 Years                                           24%
                               9 Years                                           27%
                              10 Years                                           30%
                              11 Years                                           31%
                              12 Years                                           32%
                              13 Years                                           33%
                              14 Years                                           34%
                              15 Years                                           35%
                              16 Years                                           36%
                              17 Years                                           37%
                              18 Years                                           38%
                              19 Years                                           39%
                              20 Years                                           40%
                              21 Years                                           41%
                              22 Years                                           42%
                              23 Years                                           43%
                              24 Years                                           44%
                              25 Years                                           45%
                              26 Years                                           46%
                              27 Years                                           47%
                              28 Years                                           48%
                              29 Years                                           49%
                              30 Years                                           50%

         Notwithstanding  the  foregoing  chart,  the  Accrued  Benefit  Percentage  of any  Participant  shall  be consistent with the following:

(a)               No Participant  shall be given credit for any Credited  Service until the  Participant has been a
                  Participant  in the Plan for two years,  measured from the date the  Participant  was notified by the  Committee  of being  eligible  to  participate  in the  Plan;  provided,  however,  that the
                  Committee  may,  in  its  sole  and  absolute  discretion,   waive  the  two  year  participation
                  requirement.

(b)               A  Participant  shall  have an  Accrued  Benefit  Percentage  of at least 30% if the  Participant attains age 65 while still employed by an Employer.

(c)               In the event of a Change in Control,  each  Participant's  Accrued  Benefit  Percentage  shall be determined under the terms of Article 11.

         "Administrative  Guidelines"  means the  guidelines  most  recently  adopted by the  Committee  to provide
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         Provident  and the Trustee  with  financial  and  benefit  administrative  direction  to be applied in the determination and  administration of benefits.  The Committee shall review the  Administrative  Guidelines for potential revision at least annually.

         "Administrator" means the person or persons described in Article 9.
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         "Average Monthly  Compensation"  means the sum of the Participant's  Average Base Compensation and Average
          -----------------------------
         Incentive Compensation:

(a)               "Average Base  Compensation"  means the average Base Monthly  Salary  payable to a Participant by an Employer  over the Sixty (60)  consecutive  months that occurs both (1) during the One Hundred
                  Twenty  (120)  consecutive  months of the  Participant's  employment  immediately  preceding  the
                  Participant's  Retirement,   Disability,  termination  of  employment,  death,  or  removal  from participation  in the Plan,  whichever  occurs first,  and (2) during the Sixty (60)  consecutive months of  employment  in which the  Participant's  total base  monthly  salary was the  highest.
                  Base  Monthly  Salary  means the  Participant's  regular  fixed  monthly  salary and includes (1)
                  short-term  disability  pay, (2)  deferrals  under the Deferred  Compensation  Plan,  (3) pre-tax contributions  to the  Retirement  Plan, and (4) any pre-tax  contributions  under Section 125 of the Code.  Base  Monthly  Salary  does not include  overtime,  bonuses,  incentive  compensation, other  special pay or employee  benefits,  such as life  insurance and  disability  income plans, hospitalization  insurance,  medical  reimbursement plans, stock bonus, stock option,  pension or severance plans or contracts.

(b)               "Average  Incentive  Compensation"  means  one-twelfth  (1/12) of the average of the five highest annual  awards  received by a  Participant  under the  Management  Incentive  Plan during the One
                  Hundred Twenty (120) consecutive  months of the Participant's  employment  immediately  preceding the  Participant's  Retirement,  Disability,  termination  of  employment,  death or removal from participation  in  the  Plan,  whichever  occurs  first.  For  purposes  of  calculating  Average
                  Incentive  Compensation,  the five highest annual awards under the Management Incentive Plan need not have been consecutive and may consist of more than one award during any year.

         "Board" means the members of the Board of Directors of Provident.
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         "Code" means the Internal Revenue Code of 1986, as amended from time to time.
          ----

         "Committee" means the Compensation Committee of the Board.
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         "Credited  Service" means the sum of all periods of a  Participant's  employment by an Employer.  Credited
          -----------------
         Service  shall be measured in full years,  with  service in excess of 6 months for any year being  rounded up to the next full year.  Notwithstanding  the  foregoing,  the  Committee  may, in its sole and absolute discretion,  award any  Participant  additional  years of Credited  Service under this Plan for periods of employment  with former  employers.  For purposes of measuring  Credited  Service with a Subsidiary  other than The  Provident  Bank,  only the  period of a  Participant's  employment  by a  Subsidiary  after such
         Subsidiary becomes a Subsidiary, shall be counted as Credited Service.

         "Deferred Compensation Plan" means the Provident Deferred Compensation Plan.
          --------------------------

         "Disability"  means any condition  that would entitle the  Participant  to disability  benefits  under the
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         Provident Long-Term Disability Plan.

         "Employer" means Provident and any Subsidiary.
          --------

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.
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         "Excess Benefit Plan" means the Provident Excess Benefit Plan.
          -------------------

         "Management Incentive Plan" means the Provident bonus program for management.
          -------------------------

         "Participant"  means an eligible  employee of an Employer who is  participating  in the Plan in accordance
          -----------
         with Article 3.

         "Plan" means the Provident Supplemental Executive Retirement Plan.
          ----

         "Plan Year" means  initially the period  beginning on the effective  date and ending on December 31, 1993,
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         and thereafter means the calendar year.

         "Provident" means Provident  Financial Group,  Inc.,  formerly known as Provident  Bancorp,  Inc., and any
          ---------
         successor thereto.

         "Retirement"  means  separation  from service on or after  attainment  of age 65, or on or after age 60 if
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         then eligible for retirement benefits under the Retirement Plan.

         "Retirement Plan" means the Provident Retirement Plan.
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         "Subsidiary" means any corporation,  other than Provident,  in an unbroken chain of corporations beginning
          ----------
         with Provident,  if each of the  corporations  other than the last  corporation in the unbroken chain owns stock  possessing  fifty percent (50%) or more of the total combined  voting power of all classes of stock in one or more of the other corporations in such chain.

         "Terminated for Cause" means the termination of a Participant's  employment with any Employer,  by written
          --------------------
         notice  to  the  Participant,  specifying  the  event  relied  upon  for  such  termination,  due  to  the
         Participant's:  (i)  serious,  willful  misconduct  in  respect  of his  duties  with any  Employer,  (ii)
         conviction  of a felony or  perpetration  of a common law fraud,  (iii)  material  failure to comply  with applicable laws with respect to the execution of any Employer's  business  operations,  (iv) theft, fraud, embezzlement,  dishonesty or other conduct which has resulted or is likely to result in material  economic damage to any Employer,  or (v) failure to comply with  requirements  of any  Employer's  drug and alcohol abuse policies, if any.

         "Trust" means the trust described in Article 13.
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         "Trustee" means the trustee of the Trust.
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2.2               Usage.  Except where otherwise  indicated by the context,  any masculine  terminology used herein
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shall also include the feminine and vice versa,  and the  definition of any term herein in the singular  shall also include the plural and vice versa.

ARTICLE 3
                                           ELIGIBILITY AND PARTICIPATION

3.1               Eligibility.  An employee of any  Employer  who is a member of a select  group of  management  or
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highly compensated employees as such group is described under Sections 201(2),  301(a)(3),  and 401(a)(1) of ERISA, shall be  eligible  to  participate  in the  Plan at such  time as  designated  by the  Committee,  in its sole and absolute discretion.

3.2               Participation.  Once an  employee  has been  designated  as a  Participant,  participation  shall
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continue  until the  Participant's  Retirement,  Disability,  termination  of  employment,  death,  or removal from participation in the Plan by the Committee, in its sole and absolute discretion.

ARTICLE 4
                                                RETIREMENT BENEFITS

4.1               Eligibility for Normal  Retirement  Benefit.  A Participant  who is  continuously  employed by an
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Employer and who  participates  in the Plan until  attaining  age 65 shall  receive the Normal  Retirement  Benefit described in this Article.

4.2               Normal Retirement  Benefit.  Participants  eligible for a Normal Retirement Benefit shall receive
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a monthly payment under this Plan determined as follows:

(a)               Determine the Participant's Accrued Benefit Percentage.

(b)               Multiply the  Participant's  Accrued  Benefit  Percentage by the  Participant's  Average  Monthly
                  Compensation.

(c)               Reduce the amount  determined in (b) above by the Benefit  Offsets  determined  under Section 4.3 below.

4.3               Benefit  Offsets.  The Benefit  Offsets  described in Section 4.2(c) consist of a Social Security
                  ----------------
Offset and a Provident Benefit Plan Offset and are calculated as follows:

(a)               The Social  Security  Offset is one-half (1/2) of the  Participant's  monthly  primary  insurance benefits  payable  under the Social  Security  Act  pursuant to 42 U.S.C.ss. 415,  assuming  that benefits  commence  on the first  date at which old age Social  Security  benefits  may  commence under 42 U.S.C.ss.402.

(b)               The Provident  Benefit Plan Offset is the  Participant's  accrued benefit  (expressed in the form of monthly  payments under a single life annuity  commencing at age 65)  attributable to employer contributions  under the Retirement  Plan,  the Excess  Benefit Plan,  the Deferred  Compensation
                  Plan  (but  not the  earnings  contribution  under  Section  4.5 of  that  Plan),  and any  other qualified or non-qualified  pension or deferred  compensation  plan maintained by Provident,  and any  earnings  attributable  to employer  contributions  to those  plans.  This offset  shall not
                  include  accrued  benefits  attributable  to  the  Participant's  own  after-tax   contributions,
                  qualified  or  non-qualified   pre-tax  elective   deferrals,   and  any  earnings  thereon.   In
                  calculating the Provident  Benefit Plan Offset,  the interest and mortality  assumptions shall be those  specified  in  the  Administrative  Guidelines  in  effect  when  payment  of  the  Normal
                  Retirement Benefit commences.

4.4               Time and Method of  Payment.  Payment of the Normal  Retirement  Benefit  shall  commence  on the
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first day of the month  following  the month of the  Participant's  Retirement.  Payment of the  Normal  Retirement
Benefit shall be payable monthly in the form of a single life annuity;  provided,  however,  that a Participant may elect, prior to the date on which the Normal Retirement  Benefit  commences,  to receive monthly payments under the
Plan in the form of a 50% joint and  survivor  annuity with the  Participant's  spouse or a 100% joint and survivor annuity with the  Participant's  spouse.  Benefits  payable under either of the foregoing  optional  forms shall be the  actuarial  equivalent  of the  single  life  annuity  payable  to the  Participant  as  determined  under  the
Administrative Guidelines then in effect.

4.5               Post Age 65 Retirement  Benefit.  A Participant's  Normal Retirement  Benefit will be reduced 10%
                  -------------------------------
for every  year that a  Participant  continues  employment  with an  Employer  after  attaining  age 65;  provided, however, that such reduction may be waived at the sole and absolute discretion of the Committee.

4.6               Adjustment to Payments.  The Committee may, in its sole and absolute  discretion,  provide a cost
                  ----------------------
of living  adjustment for any Normal  Retirement  Benefit in pay status that has not been adjusted for increases in the cost of living in the prior 60 months.

ARTICLE 5
                                               TERMINATION BENEFITS

5.1               Termination  Benefit.  A Participant  who terminates his employment  with all Employers  prior to
                  --------------------
attaining  age 65 or who is removed from  participation  in the Plan by the  Committee  prior to  attaining  age 65 shall receive the Termination Benefit described in this Article.

5.2               Amount of Termination  Benefit.  A Participant's  Termination  Benefit shall be determined in the
                  ------------------------------
same manner as the  Participant's  Normal Retirement  Benefit,  except that the Provident Benefit Plan Offset under
Section 4.3 shall be determined at the time the Termination  Benefit  commences and any  distribution of an accrued benefit  attributable  to  employer  contributions  under  the  plans  specified  in  Section  4.3(b)  prior to the commencement  of the  Termination  Benefit  shall be  projected to age 65 and  re-expressed  in the form of monthly payments under a single life annuity commencing at age 65, using the interest and mortality  assumptions  specified in the Administrative Guidelines in effect when the Participant terminates his employment.

5.3               Time and Method of Payment.  The  Termination  Benefit shall not be payable until the Participant
                  --------------------------
attains  age 65, and shall be payable  monthly in the form of a single  life  annuity;  provided,  however,  that a
Participant  may elect,  within 30 days  before the date on which the  Termination  Benefit  commences,  to receive monthly  payments under the Plan in the form of a 50% joint and survivor annuity with the  Participant's  spouse or a 100% joint and survivor  annuity with the  Participant's  spouse.  Benefits payable under either of the foregoing optional  forms  shall be the  actuarial  equivalent  of the single  life  annuity  payable to the  Participant  as determined under the Administrative Guidelines then in effect.

5.4               Death  Prior to Payment of  Termination  Benefit.  If a former  Participant  who is entitled to a
                  ------------------------------------------------
Termination  Benefit at age 65 dies prior to attaining that age, the  Participant's  surviving spouse shall receive a life annuity,  commencing on the first day of the month  following the month of the former  Participant's  death, which is the actuarial equivalent of 50% of the present value of the former  Participant's  Termination Benefit, as determined under the  Administrative  Guidelines then in effect. If the former  Participant has no surviving spouse at the time of his death,  no death  benefits  shall be provided to the former  Participant  under the terms of the
Plan.

ARTICLE 6
                                           PRE-RETIREMENT DEATH BENEFIT

6.1               Death  Benefit.  If a  Participant  dies  while an  active  Participant  in the  Plan  and  while
                  --------------
actively  employed by an  Employer,  the  Participant's  beneficiary  shall be entitled to receive a monthly  Death
Benefit equal to 50% of the  Participant's  Average Base  Compensation  as of the beginning of the month  preceding the  Participant's  death.  The monthly Death Benefit shall  commence to be paid as soon as  practicable  after the
Participant's death and will be paid for a period of One Hundred Eighty (180) months.

6.2               Designation  of  Beneficiary.   A  Participant  may,  by  written  instrument  delivered  to  the
                  ----------------------------
Administrator  during the  Participant's  lifetime,  designate one or more primary and contingent  beneficiaries to receive  the Death  Benefit  which may be  payable  hereunder,  and may  designate  the  proportions  in which such beneficiaries  are to receive such  payments.  A Participant  may change such  designations  from time to time, and the last written  designation filed with the Administrator  prior to the  Participant's  death shall control.  If a
Participant  fails  to  specifically  designate  a  beneficiary,  or  if no  designated  beneficiary  survives  the
Participant, payment shall be made by the Administrator in the following order of priority:

(a)               to the Participant's surviving spouse, or if none,

(b)               to the Participant's children, per stirpes, or if none,

(c)               to the Participant's estate.

ARTICLE 7
                                              DISCRETIONARY BENEFITS

7.1               Discretionary  Early  Retirement  Benefit.  A Participant  who terminates his employment with all
                  -----------------------------------------
Employers  by  Retirement  after  attaining  age 60 but before  attaining  age 65 may be  awarded,  at the sole and absolute discretion of the Committee, an Early Retirement Benefit in accordance with this Article.

7.2               Disability  Benefit.  A Participant  who terminates  his employment  with all Employers by reason
                  -------------------
of a Disability  may be awarded,  at the sole and absolute  discretion of the  Committee,  a Disability  Benefit in accordance with this Article.

7.3               Amount of  Discretionary  Benefits.  The amount of any Early  Retirement  Benefit  or  Disability
                  ----------------------------------
Benefit awarded  hereunder shall be at the Committee's sole and absolute  discretion;  provided,  however,  that in any month such benefits shall not exceed a monthly payment determined as follows:

(a)               Multiply the Participant's current Base Monthly Salary by 50%.

(b)               Multiply  the  higher  of (i) the  Participant's  Average  Incentive  Compensation  or  (ii)  the
                  Participant's most recent award under the Management Incentive Plan by 50%.

(c)               Add the  amounts  determined  under  (a) and (b) above and  reduce  the sum by the  Participant's
                  Benefit Offsets determined under Section 4.3; provided, however, that:

(1)                        The  Participant's  Social Security Offset shall be one-half (1/2) of the  Participant's disability  insurance  benefits under the Social  Security Act actually  received during the month pursuant to 42 U.S.C.ss.423 and one-half  (1/2) of the  Participant's  old age primary  insurance  benefits under the Social Security Act actually  received during the month  pursuant to 42 U.S.C.ss. 415,  or such  benefits  which upon  timely  application could have been received during the month.

(2)                        In determining the Participant's  Provident Benefit Plan Offset,  any distribution of an accrued  benefit  attributable  to employer  contributions  under the plans specified in
                           Section 4.3(b) prior to the commencement of the early  retirement  benefit or disability benefit  (whichever is applicable) shall be projected to the  Participant's  current age and  re-expressed  in  the  form  of  monthly  payments  under  a  single  life  annuity commencing at the  Participant's  current age and any accrued  benefit  attributable  to employer  contributions  under the plans  specified in Section  4.3(b) which upon timely application  would be  distributed  to the  Participant  shall be  deemed  to have  been distributed  and  re-expressed  in the form of  monthly  payments  under a  single  life annuity commencing at the Participant's current age.

The Committee has full  authority to structure the benefit  within such maximum,  such as by providing a benefit at a certain monthly amount after the  Participant's  termination of service with a lesser monthly benefit  commencing at a later time when Benefit Offsets first become payable.

7.4               Time and Method of  Payment.  The time and method of payment of any Early  Retirement  Benefit or
                  ---------------------------
Disability  Benefit awarded hereunder,  and the duration of any such benefit payments,  shall be in the Committee's sole and absolute  discretion;  provided,  that benefit  payments may not be made for a period longer than the life of the Participant and the Participant's  spouse. The Committee may, in its sole and absolute  discretion,  award a benefit for a shorter period  (including for a period certain) or limit or deny the  availability of optional forms of payment otherwise available under the Plan.

ARTICLE 8
                                               TERMINATION FOR CAUSE

         Notwithstanding  any other  provision in the Plan, a Participant  who is Terminated  for Cause (or who was
permitted  to resign or retire in lieu of being  Terminated  for Cause)  shall  forfeit  the  Participant's  entire interest in all benefits under the Plan.

ARTICLE 9
                                                  ADMINISTRATION

9.1               General.  The  Administrator  shall be the  Compensation  Committee  of the Board,  or such other
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person or  persons  as  designated  by the  Board.  Except as  otherwise  specifically  provided  in the Plan,  the
Administrator  shall be  responsible  for  administration  of the  Plan.  The  Administrator  shall  be the  "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

9.2               Administrative  Rules.  The  Administrator  may  adopt  such  rules  of  procedure  as  it  deems
                  ---------------------
desirable  for the conduct of its affairs,  except to the extent that such rules  conflict  with the  provisions of the Plan.

9.3               Duties.  The Administrator shall have the following rights, powers and duties:
                  ------

(a)               The decision of the  Administrator  in matters within its  jurisdiction  shall be final,  binding and  conclusive  upon Provident and upon any other person  affected by such decision,  subject to the claims procedure hereinafter set forth.

(b)               The  Administrator  shall have the duty and authority to interpret and construe the provisions of the Plan,  to  determine  eligibility  for  benefits,  to  decide  any  question  which may arise regarding  the rights of employees,  Participants,  and  beneficiaries,  and the amounts of their respective  interests,  to adopt such rules and to exercise such powers as the  Administrator may deem necessary for the  administration  of the Plan, and to exercise any other rights,  powers or privileges granted to the Administrator by the terms of the Plan.

(c)               The  Administrator  shall maintain full and complete records of its decisions.  Its records shall contain all  relevant  data  pertaining  to the  Participant  and his rights and duties under the
                  Plan. The Administrator  shall maintain the Account records of all  Participants,  or shall cause the Trustee to maintain such records.

(d)               The  Administrator  shall cause the principal  provisions of the Plan to be  communicated  to the
                  Participants,  and a copy of the Plan and other  documents  shall be available  at the  principal office of Provident for  inspection by the  Participants  at reasonable  times  determined by the
                  Administrator.

(e)               At least  annually,  the  Administrator  shall provide the Trustee with a copy of the most recent
                  Administrative  Guidelines and any other information  necessary to identify each Participant then participating in the Plan and to calculate and pay his or her benefits under the Plan.

(f)               The Administrator shall periodically report to the Board with respect to the status of the Plan.

9.4               Fees.  No fee or compensation shall be paid to any person for services as the Administrator.
                  ----

ARTICLE 10
                                                 CLAIMS PROCEDURE

10.1              General.  A Participant  or beneficiary  ("claimant")  who believes that his Benefit has not been
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paid in full shall file such objection on the form prescribed for such purpose with the Administrator.

10.2              Denials.  The  Administrator  shall  review  such  filing  and  provide a notice of the  decision
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regarding  such  filing to the  claimant  within a  reasonable  period of time  after  receipt of the notice by the
Administrator.

10.3              Notice.  Any  claimant  whose  objection to a payment of his Benefit is denied shall be furnished
                  ------
written notice setting forth:

(a)               the specific reason or reasons for the denial;

(b)               specific reference to the pertinent provision of the Plan upon which the denial is based;

(c)               a description  of any additional  material or  information  necessary for the claimant to perfect the objection; and

(d)               an explanation of the claim review procedure under the Plan.

10.4              Appeals  Procedure.  In order that a claimant may appeal a denial of his  objection to the amount
                  ------------------
of his Benefit, the claimant or the claimant's duly authorized representative may:

(a)               request a review by written  application to the  Administrator,  or its designate,  no later than sixty  (60)  days  after  receipt  by the  claimant  of  written  notification  of  denial of his objection;

(b)               review pertinent documents; and

(c)               submit issues and comments in writing.

A decision on review of a denied  objection to the amount of a  Participant's  Benefit shall be made not later than sixty (60) days after receipt of a request for review,  unless special  circumstances  require an extension of time for processing,  in which case a decision shall be rendered within a reasonable  period of time, but not later than one hundred  twenty  (120) days after  receipt of a request for review.  The decision on review shall be in writing and shall  include  the  specific  reason(s)  for the  decision  and the  specific  reference(s)  to the  pertinent provisions of the Plan on which the decision is based.

10.5              Arbitration.  If after the appeals  procedure  outlined  above there is still a dispute about the
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amount of Benefits due a  Participant  or  beneficiary,  the dispute  shall be resolved by  compulsory  arbitration which shall be binding on the claimant  and the  Company.  The  arbitration  shall be  conducted  by an  arbitrator appointed  under the  auspices of The Center for  Resolution  of  Disputes,  Inc.  office in  Cincinnati,  Ohio for resolution  under its rules. If The Center for Resolution of Disputes,  Inc. is not then in existence,  the dispute shall be  submitted  to an  arbitrator  appointed  under the rules of the American  Arbitration  Association.  Such arbitration  shall be held in  Cincinnati,  Ohio or such other  places the parties and  arbitrator  shall  mutually agree.  The laws of Ohio shall apply to the  proceeding.  The  arbitrator's  authority  shall be to  interpret  the terms of the Plan as  applied to the facts and the  arbitrator  shall  have no  authority  to reverse or modify any exercise or  declination  to exercise  the  Committee's  discretion  under the Plan as to those  matters  where the
Committee has sole and absolute  discretion.  The arbitrator shall also have authority to determine  responsibility for the  claimant's  attorneys'  fees and  costs  associated  with  the  proceedings.  Provident  shall  always  be responsible for its own attorneys' fees and costs.

ARTICLE 11
                                           CHANGE IN CONTROL PROVISIONS

11.1              Definition  of "Change in Control".  For  purposes of this Plan, a "Change in Control"  means the
                  ----------------------------------
occurrence of any of the following:

(1)                        When any  "person," as such term is used in Sections  13(d) and 14(d) of the  Securities
                           Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  other than  Provident  or a
                           Subsidiary,  any Employer's  employee  benefit plan  (including any trustee of such plan acting as  trustee)  or Carl H.  Lindner  (or any  member of his  family),  becomes  the
                           "beneficial  owner" (as  defined in Rule 13d-3  under the  Exchange  Act),  directly  or indirectly of securities  of Provident  representing  fifty percent (50%) or more of the combined voting power of Provident's then outstanding securities;

(2)                        Any transaction or event relating to any Employer  required to be described  pursuant to the  requirements  of  Item  6(e)  of  Schedule  14A  of  the  Securities  and  Exchange
                           Commission  under the  Exchange Act (as in effect on the  effective  date of this Plan), whether or not the Employer is then subject to such reporting requirement;

(3)                        When,  during any period of two (2) consecutive  years during the existence of the Plan, the individuals  who, at the beginning of such period,  constitute the Board,  cease for any  reason  other  than  death to  constitute  at  least a  two-thirds  (2/3)  majority thereof;  provided,  however, that a director who was not a director at the beginning of such  period  shall  be  deemed  to have  satisfied  the  two-year  requirement  if such director was elected by, or on the  recommendation  of, at least two-thirds (2/3) of the directors  who were  directors at the  beginning of such period  (either  actually or by prior operation of this Subsection (b)(iii)).

(4)                        The occurrence of a transaction  requiring  shareholder  approval for the acquisition of
                           Provident by an entity  other than an Employer  through  purchase of assets,  by merger, or otherwise; or

(5)                        Any  transaction  or event that  results in a change of  control  of the  Employer  or a
                           Subsidiary  within the meaning of 12 U.S.C.  Section  1817,  Change in Bank Control Act,
                           or 12 C.F.R.  Section  225.41(b)  of the Rules and  Regulations  of the Federal  Reserve
                           Board  promulgated  thereunder,  as in effect on the  effective  date of this Plan other than the  acquisition  of voting  securities  by Carl H.  Lindner  (or any member of his family).

11.2              Accrued Benefit  Percentage.  Upon a Change in Control,  notwithstanding  any other limitation on
                  ---------------------------
Accrued  Benefit  Percentage  contained in the Plan,  the Accrued  Benefit  Percentage  of each  Participant  shall immediately  be  adjusted  to be not less than the greater of (1) 30% or (2) the  Accrued  Benefit  Percentage  the
Participant would earn if the Participant remained an employee of Provident until attaining age 65.

11.3              Change in Control  Benefit.  A  Participant  whose  employment  terminates or who is removed from
                  --------------------------
participation  in the Plan prior to age 65 and within 24 months  after a Change in Control  shall  receive a Change in Control Benefit described in this Article.

11.4              Amount of Change in  Control  Benefit.  Participants  eligible  for a Change in  Control  Benefit
                  -------------------------------------
shall receive a monthly payment under this Plan determined as follows:

(a)               Determine the Participant's Accrued Benefit Percentage under Section 11.2.

(b)               Multiply the  Participant's  Accrued  Benefit  Percentage by the  Participant's  Average  Monthly
                  Compensation.

(c)               Reduce the amount  determined in (b) by the Provident  Benefit Plan Offset  described as follows.
                  The  Provident  Benefit  Plan Offset is the  Participant's  accrued  benefit as of the end of the calendar  quarter of the  Participant's  termination of employment or removal from  participation in the Plan  (expressed in the form of monthly  payments  under a single life annuity  commencing at age 65) attributable to employer  contributions  under the Retirement Plan, the Excess Benefit
                  Plan,  the Deferred  Compensation  Plan (but not the earnings  contribution  under Section 4.5 of that Plan) and any other  qualified  or  non-qualified  pension  or  deferred  compensation  plan maintained  by  Provident,  and any  earnings  attributable  to employer  contributions  to those
                  Plans.  The Provident  Benefit Plan Offset shall not include  accrued  benefits  attributable  to the  Participant's  own after-tax  contributions,  qualified or  non-qualified  pre-tax  elective deferrals, and any earnings thereon.

(d)               If the  Participant's  Change in Control Benefit is paid as an annuity  commencing at age 65, the monthly annuity payments shall equal the amount determined in (c) above.

(e)               If the Participant  elects to have his Change in Control Benefit  commence prior to attaining age
                  65 in  accordance  with  Section  11.5,  the  present  value of the  installments  elected by the
                  Participant  shall  equal the  present  value,  computed  as of the date of the  commencement  of payment,  of the  payment  stream  described  in (c) above  payable at age 65 for the life of the
                  Participant.

All amounts in this section shall be determined using the assumptions in Section 11.9.

An example of the computation of the Change in Control Benefit is attached hereto as Exhibit 11.4.

11.5              Time and Method of Payment.  The Change in Control  Benefit  shall not generally be payable until
                  --------------------------
the  Participant  attains age 65; and shall be payable  monthly in the form of a single life annuity  commencing on the first day of the month following the month in which the participant attains age 65; provided,  however,  that a
Participant  may elect  within 30 days  before  the date on which the  payment  of the  Change in  Control  Benefit commences,  to receive  monthly  payments  under the Plan in the form of a 50% joint and survivor  annuity with the
Participant's  spouse or a 100% joint and survivor annuity with the  Participant's  spouse.  Benefits payable under either of the foregoing  optional forms shall be the actuarial  equivalent of a single life annuity  payable to the
Participant as determined using the assumptions in Section 11.9.

A  Participant  may elect to have the Change in Control  Benefit be paid in the form of annual  installments,  with payments  commencing  on  February 1 of any  calendar  year  prior to the  calendar  year in which the  Participant attains  age 65.  The  Participant's  election  shall  include  the number of  installments  and the amount of each installment,  which may be as few as a single payment and as many as fifteen  installments.  Such election shall be made by  written  notice  delivered  to the  Administrator  by the end of the  calendar  year of the  Participant's termination of employment or removal from  participation in the Plan;  provided that the Participant shall not have less than 30 days in which to make such election  following such event. If a Participant  elects such  installments and dies  before all  payments  have been  made,  the  remaining  installments  shall be paid to the  Participant's surviving spouse,  provided that if there is no surviving spouse of the Participant,  no further installments shall be payable under the terms of the Plan.

11.6              Death  Prior to Payment of Change in Control  Benefit.  If a former  Participant  who is entitled
                  -----------------------------------------------------
to a Change in Control  Benefit at age 65 dies prior to attaining that age and did not elect  installment  payments under Section 11.5, the  Participant's  surviving spouse shall receive a life annuity,  commencing on the first day of the month following the month of the former  Participant's  death,  which is the actuarial  equivalent of 50% of the present value of the former  Participant's  Change in Control  Benefit,  as determined under the assumptions at
Section 11.9. If the former  Participant  has no surviving  spouse at the time of his death,  no death benefits are provided to the former Participant under the terms of the Plan.

11.7              Limitation  on Change in Control  Benefit.  Notwithstanding  any provision of this Article to the
                  -----------------------------------------
contrary,  any Parachute Payments to be made to or for the benefit of a Participant,  whether pursuant to this Plan or  otherwise,  shall be modified to the extent  necessary so that the  aggregate  Present  Value of all  Parachute
Payments  payable to or for the  benefit of a  Participant  shall be less than three times the  Participant's  Base
Amount.  Further,  notwithstanding  any provision of this Article to the contrary,  no Illegal  Parachute  Payments shall be made to or for the  benefit  of a  Participant.  This  Section  shall be  interpreted  so as to avoid  the imposition  of excise  taxes  under  Section  4999 of the Code or the  disallowance  of a  deduction  to  Provident pursuant to Section 280G(a).  For purposes of this Section, the following definitions shall apply:

         "Base Amount" shall have the meaning ascribed to it by Section 280G(b)(3) of the Code.
          -----------

         "Parachute Payment" shall mean a payment described in Section 280G(b)(2)(A) of the Code.
          -----------------

         "Illegal Parachute Payment" shall mean a payment described in Section 280G(b)(2)(B) of the Code.
          -------------------------

         "Present Value" shall be determined in accordance with Section 280G(d)(4) of the Code.
          -------------

11.8              Resolution of Disputes.  Following a Change in Control, disputes shall be resolved as follows:
                  ----------------------

(a)               Any disputes  between the  Administrator  and a Participant  regarding a  Participant's  benefits shall be submitted to binding  arbitration  pursuant to the  procedures  outlined at Section 10.5 above  without the  necessity  for the  claimant to exhaust  his or her  administrative  remedies under the appeal procedure outlined in of Article 10.

(b)               After a Change in  Control,  the  Trustee  shall make  benefit  determinations  based on the most recent  accrued  benefit  data  provided  to the  Trustee  under  the  terms of the  Trust by the
                  Administrator  prior  to  the  Change  in  Control,  and  if  either  the  Administrator  or  the
                  Participant  disagrees with such  determination,  the Administrator or the Participant may invoke the arbitration provision of this Agreement.

11.9              Administrative  Guidelines.  In  calculating  any benefits  under the Plan that commence  after a
                  --------------------------
Change in Control, the following assumptions shall apply:

(a)               The  interest  rate  used  for all  present  and  future  value  computations  shall  be the then
                  applicable   immediate  lump  sum  rate  published   monthly  by  the  Pension  Benefit  Guaranty
                  Corporation.  If such rate is no longer  published,  the  interest  rate  shall be the rate which would be used by the  Pension  Benefit  Guaranty  Corporation  for  purposes of  determining  the present value of lump sum distribution on plan termination.

(b)               The mortality  table shall be the Blended 1983 Group Annuity  Mortality  Table (1983 GAM) and the
                  joint annuitant mortality according to the 1983 GAM.

11.10             Participation.  Following a Change in Control,  no additional  Participants  may be designated to
                  -------------
participate in the Plan.

11.11             Contributions  Upon a Change in Control.  Upon a Change in Control,  Provident  shall, as soon as
                  ----------------------------------------
possible,  but in no event  later than  thirty  (30) days  following  the Change in  Control,  make an  irrevocable contribution  to the Trust in an amount that is  sufficient  to pay each  Participant  or  beneficiary  the present value of the benefits to which the Participants or their  beneficiaries  would be entitled pursuant to the terms of the Plan.  The present  value of the  benefits  shall be  determined  as of the date on which the Change in Control occurred,  using the  assumptions  in Section 11.9. For purposes of  determining  Provident's  obligation to make a contribution  to the Trust  pursuant to this Section  11.11 only,  and not for the purpose of computing  the actual benefits payable,  the benefits for those  Participants  whose employment has not terminated prior to the Change in
Control  shall be  determined  under  Section 11.4 as if their  employment  terminated on the date of the Change in
Control.

ARTICLE 12
                                             MISCELLANEOUS PROVISIONS

12.1              Amendment  and  Termination.  Provident  reserves the right to amend or terminate the Plan in any
                  ---------------------------
manner that it deems  advisable,  by a resolution  of the Board.  Notwithstanding  the  preceding,  no amendment or termination  of the Plan (i) shall  reduce or  adversely  affect  (i) the  accrued  benefit of any  Participant  or beneficiary  hereunder  entitled to receive a benefit  under the Plan,  (ii) shall reduce or  adversely  affect the right of any  other  Participant  to  receive  upon  his  termination  of  employment  (other  than on  account  of
Termination  for Cause)  from an Employer  the  accrued  benefit he would have  received  if such  termination  had occurred  immediately  prior to any such amendment or termination of the Plan, or (iii) shall modify the provisions of Article 11 after a Change in Control  has  occurred,  except as  necessary  to comply  with any federal or state law, or (iv) shall modify the provisions of Section 13.3.

12.2              No  Assignment.   The  Participant  shall  not  have  the  power  to  pledge,  transfer,  assign,
                  --------------
anticipate,  mortgage or otherwise  encumber or dispose of in advance any interest in amounts payable  hereunder or any of the payments  provided for herein,  nor shall any interest in amounts  payable  hereunder or in any payments be subject to seizure for  payments of any debts,  judgments,  alimony or  separate  maintenance,  or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

12.3              Actions  of  Committee.  In  addressing  matters  where  the  Committee  has  sole  and  absolute
                  ----------------------
discretion,  the  Committee  shall  have no duty to  arrive  at the  same or  similar  determination  based  on the
Committee's action in a prior or subsequent case.

12.4              Successors  and  Assigns.  The  provisions  of the Plan are binding upon and inure to the benefit
                  ------------------------
of any Employer, its successors and assigns, and the Participant,  his beneficiaries,  heirs, legal representatives and assigns.

12.5              Governing  Law.  The Plan shall be subject to and  construed in  accordance  with the laws of the
                  --------------
State of Ohio to the extent not preempted by the provisions of ERISA.

12.6              No Guarantee  of  Employment.  Nothing  contained in the Plan shall be construed as a contract of
                  ----------------------------
employment or deemed to give any  Participant  the right to be retained in the employ of any Employer or any equity or other  interest in the  assets,  business  or affairs of an  Employer.  No  Participant  hereunder  shall have a security interest in assets of any Employer used to make contributions or pay benefits.

12.7              Severability.  If any  provision  of the Plan shall be held  illegal or invalid  for any  reason,
                  ------------
such  illegality  or  invalidity  shall not  affect the  remaining  provisions  of the Plan,  but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

12.8              Notification  of  Addresses.   Each  Participant  and  each  beneficiary   shall  file  with  the
                  ---------------------------
Administrator,  from time to time, in writing, the post office address of the Participant,  the post office address of each beneficiary,  and each change of post office address.  Any communication,  statement or notice addressed to the  last  post  office  address  filed  with  the  Administrator  (or  if no  such  address  was  filed  with  the
Administrator,  then to the last post office  address of the  Participant  or  beneficiary  as shown on  Employer's records)  shall be binding on the  Participant  and each  beneficiary  for all purposes of the Plan and neither the
Administrator  nor the Employer shall be obliged to search for or ascertain the  whereabouts of any  Participant or beneficiary.

12.9              Income  Tax  Payment.  No later  than the date as of which an amount  received  pursuant  to this
                  --------------------
Plan  first  becomes  includable  in the gross  income of an  individual  for  Federal  income  tax  purposes,  the individual shall pay to Provident,  or make  arrangements  satisfactory to the Committee  regarding the payment of, any Federal,  state,  or local taxes of any kind  required by law to be withheld  with respect to such amount.  The obligations of Provident under the Plan shall be conditional on such payment or arrangements  and Provident  shall, to the extent  permitted  by law,  have the right to deduct any such taxes from any  payment of any kind  otherwise due to the individual.

12.10             Bonding.  The  Administrator  and all agents and advisors employed by it shall not be required to
                  -------
be bonded, except as otherwise required by ERISA.

ARTICLE 13
                                                       TRUST

13.1              Trust. The Trust shall be known as the Provident  Financial Group,  Inc.  Supplemental  Executive
                  -----
Retirement  Plan Trust.  The Trust shall be  established  by the  execution of a trust  agreement  with one or more
Trustees and is intended to be  maintained as a "grantor  trust" under  Section 677 of the Code.  The assets of the
Trust will be held,  invested and disposed of by the Trustee,  in accordance  with the terms of the Trust,  for the purpose of  providing  benefits for the  Participants.  Notwithstanding  any  provision of the Plan or the Trust to the  contrary,  the  assets of the Trust  shall at all  times be  subject  to the  claims  of  Provident's  general creditors in the event of insolvency or bankruptcy.

13.2              Payment of Benefits.  All Benefits  under the Plan and expenses  chargeable  to the Plan,  to the
                  -------------------
extent not paid directly by  Provident,  shall be paid from the Trust.  Notwithstanding  the  foregoing,  Provident shall pay any fees charged by the Trustee to act as a fiduciary of the Trust.

13.3              Independent Trustee.  The Trustee shall always be a bank that is unrelated to any Employer.
                  -------------------

13.4              Trustee  Duties.  The powers,  duties and  responsibilities  of the Trustee shall be as set forth
                  ---------------
in the Trust agreement and nothing  contained in the Plan,  either  expressly or by  implication,  shall impose any additional powers, duties or responsibilities upon the Trustee.

13.5              Reversion  to the  Employer.  Provident  shall have no  beneficial  interest  in the Trust and no
                  ---------------------------
part of the Trust  shall  ever  revert or be repaid to  Provident,  directly  or  indirectly,  except as  otherwise provided in Section 13.1 above or the Trust Agreement.

ARTICLE 14
                                                  INDEMNIFICATION

Provident  shall  indemnify and hold  harmless the members of the Board and the members of the  Committee  from and against any and all liabilities,  costs, and expenses  incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons'  duties,  responsibilities  and obligations  under this
Plan, other than such  liabilities,  costs and expenses as may result from the negligence,  gross  negligence,  bad faith, willful conduct or criminal acts of such persons.

The  undersigned,  pursuant to the approval of the Board on July 19, 2001,  does  herewith  execute this  Provident
Financial Group, Inc. Amended and Restated Supplemental Executive Retirement Plan.

                                                              PROVIDENT Financial Group, INC.

                                                              BY:_________________________________
                                                                       Robert L. Hoverson
                                                              ITS:     President
S\m\f(SERP71901))